As filed with the Securities and Exchange Commission on September 10, 1997

                                                  Registration No. 333-
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                                   ----------

                            NEOSE TECHNOLOGIES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                                 13-3549286
             --------                                 ----------
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

         102 Witmer Road
       Horsham, Pennsylvania                                         19044
       ---------------------                                         -----
(Address of principal executive offices)                           (Zip Code)


                            NEOSE TECHNOLOGIES, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN
                      -------------------------------------
                            (Full title of the plan)

                             STEPHEN A. ROTH, Ph.D.
                             Chief Executive Officer
                                 102 Witmer Road
                           Horsham, Pennsylvania 19044
                           ---------------------------
                     (Name and address of agent for service)

                                 (215) 441-5890
                                 --------------
          (Telephone number, including area code, of agent for service)

                                   ----------

                         Copy of all communications to:


                             DAVID R. KING, ESQUIRE
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                             Philadelphia, PA 19103
                                 (215) 963-5000

                                          CALCULATION OF REGISTRATION FEE
==================================================================================================================
                                                          Proposed maximum   Proposed maximum
           Title of securities            Amount to be     offering price       aggregate           Amount of
            to be registered               registered       per share (1)   offering price (1)  registration fee
- ------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value.........      500,000(2)         $15.9375       $7,968,750          $2,414.77
==================================================================================================================

(1) Estimated pursuant to Rule 457(h) solely for the purpose of calculating the registration fee, based upon the average of the high and low sales prices of shares of Common Stock on September 8, 1997 as reported on the Nasdaq National Market.

(2) Pursuant to Rule 416 under the Securities Act of 1933, this Registration Statement also covers such additional shares as may hereinafter be offered or issued to prevent dilution resulting from stock splits, stock dividends, recapitalizations or certain other capital adjustments.

===============================================================================

This Registration Statement on Form S-8 (the "Registration Statement") relates to the registration of an additional 500,000 shares (the "Shares") of Common Stock, $.01 par value, of the Registrant. The Shares are securities of the same class and relating to the same employee benefit plan, the Neose Technologies, Inc. 1995 Stock Option/Stock Issuance Plan, as amended and restated, as those shares registered in the Registrant's Registration Statement on Form S-8, previously filed with the Securities and Exchange Commission on February 15, 1996. The earlier Registration Statement on Form S-8, Registration No. 333-01410, is hereby incorporated by reference.

Experts
- -------

The financial statements contained in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996 incorporated by reference in this Registration Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

                                     PART II


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits.

     The following exhibits are filed as part of this Registration Statement.

Exhibit
Number     Exhibit
- ------     -------

  5.1*     Opinion of Morgan, Lewis & Bockius LLP

 23.1*     Consent of Arthur Andersen LLP

 23.2* Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1 hereto)

 24.1* Power of Attorney (included on signature page of this Registration Statement)

 99.1*     Neose Technologies, Inc. 1995 Stock Option/Stock Issuance Plan

- ----------
    *  Filed herewith

                        SIGNATURES AND POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Horsham, Pennsylvania, on September 9, 1997.

                                        NEOSE TECHNOLOGIES, INC.


                                        By: /s/ Stephen A. Roth
                                            ----------------------------
                                            Stephen A. Roth
                                            Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     EACH PERSON IN SO SIGNING ALSO MAKES, CONSTITUTES AND APPOINTS STEPHEN A. ROTH AND P. SHERRILL NEFF AND EACH OF THEM ACTING ALONE, HIS TRUE AND LAWFUL ATTORNEY-IN-FACT, WITH FULL POWER OF SUBSTITUTION, TO EXECUTE AND CAUSE TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, ANY AND ALL AMENDMENTS AND POST-EFFECTIVE AMENDMENTS TO THIS REGISTRATION STATEMENT, WITH EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, AND HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEY-IN-FACT OR HIS SUBSTITUTE OR SUBSTITUTES MAY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.


         Signature                         Capacity                        Date
         ---------                         --------                        ----

/s/ Stephen A. Roth                 Chief Executive Officer and       September 9, 1997
- ----------------------------        Chairman of the Board
Stephen A. Roth                     (Principal Executive
                                    Officer)


/s/ P. Sherrill Neff                President and Chief               September 9, 1997
- ----------------------------        Financial Officer
P. Sherrill Neff                    (Principal Financial and
                                    Accounting Officer) and
                                    Director

/s/ William F. Hamilton              Director                         September 9, 1997
- ----------------------------
William F. Hamilton


/s/ Douglas J. MacMaster, Jr.       Director                          September 9, 1997
- ----------------------------
Douglas J. MacMaster, Jr.


/s/ Lindsay A. Rosenwald            Director                          September 9, 1997
- ----------------------------
Lindsay A. Rosenwald


/s/ Lowell E. Sears                 Director                          September 9, 1997
- ----------------------------
Lowell E. Sears


/s/ Jerry A. Weisbach               Director                          September 9, 1997
- ----------------------------
Jerry A. Weisbach


                            NEOSE TECHNOLOGIES, INC.
                       REGISTRATION STATEMENT ON FORM S-8

                                  EXHIBIT INDEX



Exhibit
Number       Exhibit
- ------       -------

  5.1*       Opinion of Morgan, Lewis & Bockius LLP

 23.1*       Consent of Arthur Andersen LLP

 23.2* Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5.1 hereto)

 24.1* Power of Attorney (included on signature page of this Registration Statement)

 99.1*       Neose Technologies, Inc. 1995 Stock Option/Stock Issuance Plan

 ----------
     *   Filed herewith.